Exhibit 99.1

Helmerich & Payne, Inc. Goldman Sachs Global Energy Conference January 6-7, 2016

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Very strong balance sheet U.S. land drilling market share leader Most modern, uniform and capable land drilling fleet Strong term contract backlog with high quality customer base Strategy focused on continued innovation, performance excellence and customer satisfaction About Helmerich & Payne (H&P)

H&P’s Global Rig Fleet * Estimates include existing rigs and new build commitments as of January 6, 2016 and exclude 17 SCR powered FlexRigs decommissioned at the end of the second quarter of fiscal 2015 and six conventional SCR rigs decommissioned at the end of fiscal 2015.

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 350 49

U.S. Land Drilling Market Conditions Oil and gas prices remain low Rig count is now under 700 and expected to continue to decline Over 85% of active rigs are now drilling complex wells (horizontal and directional) AC drive market share continues to increase (now at 61%) Spot pricing remains soft

Oil and Natural Gas Prices Source: Energy Information Administration and Thomson Reuters. Oil Prices Natural Gas Prices

Drilling Activity in the U.S.

H&P’s U.S. Land Activity and Pricing Comments H&P’s U.S. Land segment has approximately 127 contracted rigs generating revenue as of January 6, 2016, down from 132 on December 9, 2015. Average FlexRig spot pricing is down by more than 30%, as compared to spot pricing at the peak in November 2014. Since the start of the downturn in late-2014, H&P’s U.S. Land segment has received early termination notices for 73 rigs working under long-term contracts, up 12 from 61 at December 9, 2015. The 12 most recent early terminations are expected to generate total compensation fee revenues of approximately $144 million (see footnotes on Term Contract slides for details). Four of the 12 rigs are already idle.

High Quality Customer Base Best-in-Class Safety Market Leader Most Advanced Fleet H&P Highlights Very Strong Balance Sheet Strong Multi-Year Backlog

H&P vs. Peers Credit Statistics (As of September 30, 2015) Very Strong Balance Sheet 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. **Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. Most Advanced Fleet

FlexRig Type Rig Power Type H&P U.S. Land Fleet – Family of Solutions Pad* AC Drive FlexRigs Drawworks Horsepower Most Advanced Fleet ** Approximately 131 FlexRig3s and 6 FlexRig4s of the 159 “Other FlexRigs” can be upgraded to Pad* FlexRigs. * Optimal for multiple-well pad drilling applications. **

Drawworks Horsepower FlexRig Type Rig Power Type H&P U.S. Land Fleet (Contracted Rigs as of 1/6/16) Most Advanced Fleet ** Pad* AC Drive FlexRigs * Optimal for multiple-well pad drilling applications. ** Most of the “Other FlexRigs” can be upgraded to Pad* FlexRigs.

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. H&P’s Margin Premium (1) (2) Most Advanced Fleet

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

As of October 2014 (Peak) (~1,930 Active Rigs in U.S. Land) As of October 2008 (Peak) (~1,925 Active Rigs in U.S. Land) As of December 2015 (~660 Active Rigs in U.S. Land) H&P Gaining U.S. Land Market Share Market Leader Note: The above estimates corresponding to market share are derived from Rig Data. PDS’ market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

H&P Positioned to Continue to Gain Share ~370 Idle 1,500 hp AC Drive Rigs in U.S. Land (December 2015) Market Leader Note: The above estimates are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig with AC drive power type included in the above analysis was equal to 1,500 horsepower.

U.S. Land Active Rig Count BHI Industry Rig Count Through Third Quarter of Calendar 2015 Market Leader

U.S. Land Average Daywork Margins(1) (1) Does not include the impact of early contract termination revenue. Market Leader Through Third Quarter of Calendar 2015

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (2005 – Sept 2015) OSHA Recordable Injury Incidence Rates Injuries per 200,000 Man Hours H&P IADC w/o H&P Best-in-Class Safety

H&P Global Fleet Under Term Contract Strong Backlog The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 1/6/16. Given notifications as of 1/6/16, the Company expects to generate approximately $29 million in the first fiscal quarter of 2016, approximately $147 million during the remaining three quarters of fiscal 2016, and over $39 million thereafter from early terminations corresponding to long-term contracts. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above. *

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data and corporate filings. High Quality Customer Base

H&P Customer Credit Ratings * As of September 30, 2015. Consists of 145 contracted U.S. Land rigs, 8 contracted Offshore rigs, and 15 contracted International Land rigs. Includes approximately 48 customers with active/contracted H&P rigs. ** The figures above represent H&P’s customer commitments for term contract work at the beginning of the first fiscal quarter (October 1, 2015). The value of the H&P backlog was expected to continue to decline during the first fiscal quarter as the Company earned the corresponding income during the quarter through operations or through early contract termination fees. High Quality Customer Base Number of Contracted Rig-Years** ($3.1 Billion H&P Backlog) Number of Active H&P Rigs* (Working for Corresponding Customers)

Ongoing U.S. Land Market Trends Unconventional plays continue to shape the landscape. AC drive rigs are best suited for more complex horizontal drilling. Customers continue to focus on drilling efficiency, technology and safety. Multiple wells being drilled from a single pad. The replacement cycle is expected to continue.

Increasing Focus on More Difficult Drilling

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity (As of December 2015)

The Replacement Cycle: Customer Adoption Next 90 E&P Operators (~350 Active Rigs by Power Type) Top 10 E&P Operators (~175 Active Rigs by Power Type) Remaining E&P Operators (~135 Active Rigs by Power Type) Top 10 E&P Operators Next 90 E&P Operators Remaining E&P Operators They represent the 10 most active E&P operators and employ ~27% of the industry’s active drilling rigs. They represent the next 90 most active E&P operators and employ ~53% of the industry’s active drilling rigs. They represent all other remaining active E&P operators and employ ~20% of the industry’s active drilling rigs. ~92% of their rigs are drilling horizontal or directional wells. ~93% of their rigs are drilling horizontal or directional wells. ~62% of their rigs are drilling horizontal or directional wells. ~14% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. ~29% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. ~40% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. U.S. Land Market (as of December 2015) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

As of October 2014 (Peak) (~1,930 Active Rigs in U.S. Land By Power Type) The Replacement Cycle Continues As of October 2008 (Peak) (~1,925 Active Rigs in U.S. Land By Power Type) As of December 2015 (~660 Active Rigs in U.S. Land By Power Type) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

H&P’s Long Term Strategy Innovation Technology Safety and operational excellence Customer satisfaction Financial strength

Additional References

H&P Activity as of January 6, 2016 Rigs Working/ Contracted 127 127 0 8 16 151 Rigs Available 346 344 2 9 38 393 4 397 % Contracted 37% 37% 0% 89% 42% 38% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Total Fleet 54% are FlexRigs that are optimal for multiple-well pad drilling applications. 68% are FlexRigs that are optimal for multiple-well pad drilling applications. Reflects announced new build commitments under term contracts. (3) (1) (2)

H&P’s U.S. Land Fleet Activity (1) (1) Includes completed new builds pending delivery and not generating revenue days.

FlexRig Type Rig Power Type H&P U.S. Land Fleet (Idle Rigs as of 1/6/16) Pad* AC Drive FlexRigs Drawworks Horsepower Most Advanced Fleet ** * Optimal for multiple-well pad drilling applications. ** Most of the “Other FlexRigs” can be upgraded to Pad* FlexRigs.

Leading U.S. Unconventional Driller * Includes 4 announced new FlexRigs with customer commitments scheduled for delivery in the second quarter of fiscal 2016. (131 H&P Contracted Land Rigs as of 1/6/16*)

U.S. Activity by Well and Rig Type Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. ~660 Active U.S. Land Rigs (December 2015) Horiz & Dir AC Drive Rigs Horiz & Dir SCR & Mech Rigs Vertical All Rigs

Active Idle Total Long-term Contracts Argentina 11 8 19 10 Bahrain 1 2 3 1 Colombia 1 7 8 1 Ecuador 1 5 6 U.A.E. 2 2 2 Total 16 22 38 14 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. 13 of 25 FlexRigs, included in the international fleet of 38 rigs, are under long-term contracts. (2) Rig Fleet Status (as of January 6, 2016) (1)

Number of Rigs Already Under Long-Term Contracts* (Estimated Quarterly Average, Including Announced New Builds - as of 1/6/16) H&P Global Fleet Under Term Contract Segment Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY16 FY16 FY16 FY17 FY17 FY17 FY17 U.S. Land 89.9 84.1 79.3 75.1 70.6 63.4 54.9 International Land 14.0 14.0 14.0 14.0 14.0 13.0 12.0 Offshore 2.0 2.0 2.0 2.0 2.0 2.0 2.0 Total 105.9 100.1 95.3 91.1 86.6 78.4 68.9 Strong Backlog The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 1/6/16. Given notifications as of 1/6/16, the Company expects to generate approximately $29 million in the first fiscal quarter of 2016, approximately $147 million during the remaining three quarters of fiscal 2016, and over $39 million thereafter from early terminations corresponding to long-term contracts. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above. *

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multiple-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage Most Advanced Fleet

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible (services) $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Ten-Year Relative Shareholder Return Source: Thomson Reuters as of January 4, 2016.

Land Drilling Market Valuations Source: Thomson Reuters as of January 4, 2016.

Current Dividend Yields Source: Thomson Reuters. Yields calculated as of market close on January 4, 2016.

Oil vs. Natural Gas Directed Rig Count